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                                                                    EXHIBIT 23.1




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-112696) and Form S-8 (No. 333-102833, No. 333-46162, No. 333-38632, No. 333-100122 and No. 333-70124) of Moldflow
Corporation of our report dated September 9, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
September 10, 2004